Exhibit 10.1

FIRST AMENDMENT AGREEMENT

This First Amendment Agreement (this “Agreement”) is made as of the 5th day of September, 2019, by and among B.R. JOHNSON, LLC, a Delaware limited liability company (“Borrower”), the lending institutions which are party to the Credit and Security Agreement (as hereinafter defined) (collectively, “Lenders”, and individually, a “Lender”), and KEYBANK NATIONAL ASSOCIATION, in its capacity as agent for the Lenders (“Agent”).

WHEREAS, the Borrower, Lenders and Agent are parties to a certain Credit and Security Agreement dated as of November 1, 2016, as it may from time to time be further amended, restated or otherwise modified or supplemented (the “Credit and Security Agreement”);

WHEREAS, the Borrower, Lenders and Agent desire to amend the Credit and Security Agreement to modify certain provisions thereof; and

WHEREAS, unless stated otherwise, each term used herein shall be defined in accordance with the Credit and Security Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the Borrower, Lenders and Agent agree as follows:

1. Section 1.1 of the Credit and Security Agreement is hereby amended by deleting the definition of “Maximum Revolving Amount” therefrom in its entirety and to insert in place thereof the following:

“Maximum Revolving Amount” shall mean (a) $8,000,000 on September 5, 2019, through December 31, 2019, and (b) $7,000,000 on January 1, 2020 and at all times thereafter.

2. The Credit and Security Agreement is hereby amended to delete Schedule 1 therefrom in its entirety and to insert in place thereof a new Schedule 1 in the form of Exhibit 1 attached hereto.

3. As a condition precedent to the effectiveness of this Agreement:

(a) Borrower shall have executed and delivered to each Revolving Loan Lender a replacement Revolving Credit Note (the “Replacement Revolving Note”), dated as of even date herewith, and such Replacement Revolving Note shall otherwise be in substantially the form and substance of Exhibit A of the Credit and Security Agreement;

(b) Borrower shall have delivered to Agent an officer’s certificate certifying the names of the officers of Borrower authorized to sign this Agreement, the Replacement Revolving Notes and each other document, agreement, writing or instrument executed in connection with this Agreement (collectively, the “Amendment Documents”) by Borrower, together with the true signatures of such officers, and certified copies of (i) the resolutions of the board of directors (or equivalent governing body) of Borrower evidencing approval of the execution and delivery of such documents, (ii) the Formation Documents of Borrower, having been certified, not more than thirty (30) days prior to this Agreement, by the Secretary of State of the State of Ohio, and (iii) the Governance Documents of Borrower. Notwithstanding the foregoing, Borrower may, in lieu of providing copies of its Formation Documents and Governance Documents, certify that there has been no change since the Closing Date to its Formation Documents and Governance Documents and that such documents are in full force and effect on and as of the date hereof and no action for any amendment to such documents has been taken or is pending;

(c) Agent shall have received a good standing certificate (or equivalent) for Borrower issued by the Secretary of State of the State of Delaware;

(d) Borrower shall pay to Agent an amendment fee of $5,000, which shall be fully earned as of the date of this Agreement; and

(e) Borrower shall pay all legal fees and expenses of Agent incurred in connection with this Agreement.

4. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver sign the Amendment Documents; (b) the officers executing the Amendment Documents have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions thereof; (c) the execution and delivery of the Amendment Documents by Borrower and the performance and observance by Borrower of the provisions thereof do not violate or conflict with the Organizational Documents of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other material agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists under the Credit and Security Agreement, nor will any occur immediately after the execution and delivery of the Amendment Documents or by the performance or observance of any provision thereof; (e) Borrower does not have any claim or offset against, or defense or counterclaim to, its obligations or liabilities under the Credit and Security Agreement or any Related Writing; (f) the representations and warranties set forth in Article VII of the Loan Agreement are true and correct in all material respects (without duplication of materiality qualifiers) on and as of the date hereof, except to the extent such representation or warranty relates to an earlier specified date, in which case such representation and warranty is reaffirmed true and correct in all material respects as of such date; and (g) the Amendment Documents constitute a valid and binding obligation of Borrower in every respect, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and by general equity principles regardless of whether enforcement is sought in a proceeding at law or in equity.

5. In consideration of this Agreement, Borrower hereby waives and releases Agent and each Lender and their respective directors, officers, employees, agents, attorneys, affiliates, representatives and subsidiaries from any and all such claims, offsets, defenses and counterclaims of which Borrower is aware, existing as of the date hereof, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

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6. Each reference that is made in the Credit and Security Agreement or any other writing to the Credit and Security Agreement shall hereafter be construed as a reference to the Credit and Security Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit and Security Agreement shall remain in full force and effect and be unaffected hereby. This Agreement and each Amendment Document is a Related Writing as defined in the Credit and Security Agreement. Borrower hereby reaffirms its respective obligations under the Credit and Security Agreement and each other Loan Document and Related Writing to which Borrower is a party, as any of them may from time to time be amended, restated or otherwise modified, and further agrees that all such documents and writings shall, except to the extent modified herein, remain in full force and effect following the execution and delivery of this Agreement and the other Amendment Documents.

7. This Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

8. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

9. JURY TRIAL WAIVER. BORROWER, AGENT AND EACH OF THE LENDERS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT’S OR ANY LENDER’S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG THE BORROWER, AGENT AND THE LENDERS, OR ANY THEREOF.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:

B.R. JOHNSON, LLC

By:	/s/ Mark Hall
Name:	Mark Hall
Title:	Chief Executive Officer

STATE OF NEW YORK	)
) SS:
COUNTY OF ONONDAGA	)

Before me, a Notary Public in and for said County and State, personally appeared the above-named B.R. JOHNSON, LLC, a Delaware limited liability company, by Mark Hall, its Chief Executive Officer, who acknowledged that he did sign the foregoing Agreement on behalf of said limited liability company and that the same is his free act and deed as such Chief Executive Officer and the free act and deed of said limited liability company.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal at E. Syracuse, NY, this 5th day of September, 2019.

/s/ Cathy A. Roberts
Notary Public
My commission expires:	2-28-22

[Signature Page to First Amendment Agreement – Key/BRJ]

AGENT AND THE LENDERS:

KEYBANK NATIONAL ASSOCIATION,
as Agent and as sole Lender

By:	/s/ David Reading
Name:	David Reading
Title:	Senior Vice President

[Continuation of Signature Page to First Amendment Agreement – Key/BRJ]

EXHIBIT 1

SCHEDULE 1

LENDING INSTITUTIONS	REVOLVING CREDIT COMMITMENT PERCENTAGE	REVOLVING CREDIT COMMITMENT*	MAXIMUM AMOUNT
KeyBank National Association	100%	$8,000,000	$8,000,000

Total Commitment Amount	100%	$8,000,000	$8,000,000

* Subject to reduction as set forth in definition of Maximum Revolving Amount

REVOLVING CREDIT NOTE

$8,000,000	September 5, 2019

FOR VALUE RECEIVED, the undersigned, B.R. JOHNSON, LLC, a Delaware limited liability company (“BRJ”), each other Person which may be added as a “Borrower” hereto, subsequent to the date hereof (collectively, together with BRJ, the “Borrowers”, and each individually, a “Borrower”), jointly and severally promise to pay on DEMAND, to KEYBANK NATIONAL ASSOCIATION (“Lender”) at the office of KEYBANK NATIONAL ASSOCIATION, as Agent, 726 Exchange Street, Suite 900, Buffalo, NY 14210, the principal sum of

EIGHT MILLION AND 00/100	DOLLARS

or the aggregate unpaid principal amount of all Revolving Loans made by Lender to Borrowers pursuant to Section 2.1 of the Credit Agreement, whichever is less, in lawful money of the United States of America. As used herein, “Credit Agreement” means the Credit and Security Agreement dated as of November 1, 2016, among Borrowers, certain other Credit Parties from time to time party thereto, the lenders named therein and KeyBank National Association, as Agent, as amended and as the same may from time to time be further amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

Borrowers also promise to pay interest on the unpaid principal amount of each Revolving Loan from time to time outstanding, from the date of such Revolving Loan until the payment in full thereof, at the rates per annum which shall be determined in accordance with the provisions of Section 2.1 of the Credit Agreement. Such interest shall be payable on each date provided for in such Section 2.1; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

The portions of the principal sum hereof from time to time representing Revolving Loans, and payments of principal of any thereof, shall be shown on the records of Lender by such method as Lender may generally employ; provided, however, that failure to make any such entry shall in no way detract from Borrowers’ obligations under this Note.

If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum equal to the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds.

This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued.

This Note is a replacement of that certain Revolving Credit Note dated November 1, 2016 executed by BRJ in favor of Lender (the “Original Note”), and supersedes such Original Note; provided, however, that the execution and delivery of this Note shall not effect a novation of the debt evidenced by the Original Note but shall be, to the fullest extent applicable, a modification, renewal, confirmation and extension of such Original Note.  Each reference that is made in any Loan Document or any Related Writing to the Original Note shall hereafter be construed as a reference to the Original Note, as amended and restated pursuant to this Note, and as it may from time to time be further amended, restated or otherwise modified.

Except as expressly provided in the Credit Agreement, each Borrower expressly waives presentment, demand, protest and notice of any kind.

EACH OF THE UNDERSIGNED WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS NOTE, THE CREDIT AND SECURITY AGREEMENT OR ANY OTHER NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT’S OR ANY LENDER’S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG BORROWERS, AGENT AND THE LENDERS, OR ANY THEREOF.

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B.R. JOHNSON, LLC

By:

Print Name:

Title: